Exhibit 99.1
Annual Shareholder Meeting May 4, 2010 Safe Harbor Statement Discussions and statements in this presentation that are not statements of historical fact (including without limitation statements that include terms such as “will,” “may,” “should,” “believe,” “expect,” “anticipate,” “estimate,” “project”,“intend,” and “plan”) and statements regarding Citizens’ future financial and operating results, plans, objectives, expectations and intentions, are forward-looking statements that involve risks and uncertainties, many of which are beyond Citizens’ control or are subject to change. No forward -looking statement is a guarantee of future performance and actual results could differ materially. Factors that could cause or contribute to such differences include, without limitation, risks and uncertainties detailed from time to time in Citizens’ filings with the Securities and Exchange Commission. Other factors not currently anticipated may also materially and adversely affect Citizens’ results of operations, cash flows, financial position and prospects. There can be no assurance that future results will meet expectations. While Citizens believes that the forward-looking statements in this presentation are reasonable, you should not place undue reliance on any forward-looking statement. In addition, these statements speak only as of the date made. Citizens does not undertake, and expressly disclaims any obligation to update or alter any statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Corporate Update Economic overview Performance summary & highlights Capital and loan reserve analysis Strategy for 2010 and beyond Questions Where We Are 218 Branches/255 ATMs 156 — Michigan (72%) 47 — Wisconsin (22%) 14 — Ohio (6%) 1 — Indiana (loan production office)

Michigan Economy Housing Trends Freddie Mac Conventional Mortgage Home Price Index 200.00 175.00 Value 150.00 Index 125.00 100.00 1 2 0 3 0 2 0 3 0 1 0 2 0 1 0 4 000 00040 1 03040 4 050 07030 8 0 9 2 0 2 0 2 0 2002200301 2 0 2 0 2 0 2006200604 2 0 2 0 20092 0 Michigan United States Source: Freddie Mac 5 Michigan Economy Showing Stabilization Trends Unemployment Trends 16 14 12 10 8 6 4 2 7 - 03 — 03 — 04 — 0 4 — 05 — 05 - 06 — 06 — 07 — 08 — 08 — 09 - 0 9 — 10 Jul n — 0 J an J an Jul Jan J ul Jan Ju l J a Jul J an Jul J an Jul Jan US Unemployment MI Unemployment 4,300 4,200 4,100 4,000 3,900 3,800 3,700 3,600 3,500 8 8 8 8 8 9 9 9 - 0 0 8 — 0- 0 8- 0- 0 80808 090 9 — 0909- 09- 0- 0 — 10- 10 b — r — 0 — 0v — 08 c — 08 b - r — 0r — 09 — 09 v — 09 c — 09 J an F eM aAp r J unJu l O ctNo Jan — F eM aA p Jun — Jul OctN o Jan Feb M ay Aug — Sep — De M ay Au g Se p D e Michigan Nonfarm Employment (Seasonally Adjusted) Trend Source: U.S. Bureau of Labor Statistics 6 3

Loan Delinquencies are Stabilizing



$300
$250
$200
$150
$100
$50
$0
Delinquent Loans ($ millions)
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
% of Total Portfolio
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
Delinquent Loans
% of Total Portfolio

Watch List Trends are Stabilizing



$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Watch List Loans ($ millions)
35%
30%
25%
20%
15%
10%
5%
0%
% of Total Commercial Portfolio
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
Watch List Loans
% of Commercial Portfolio

Allowance For Loan Losses Remain Strong



$350
$300
$250
$200
$150
$100
$50
$0
Allowance for Loan Losses ($ millions)
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
% of Total Portfolio
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10
Allowance for Loan Losses
% of Total Portfolio

Improving Core Deposit and Margin Trends



$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$ millions
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Net Interest Margin %
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10
Loans
Core Deposits
NIM %

Controlled Expenses Increases in Total Expenses since 2008 are $100 primarily due to increases in credit workout costs 2,800 and other real estate owned carrying costs.
$90 2,600 $80 2,400 Employees $70 2,200 $60 millions 2,000 Equivalent $50 1,800 $ $40 1,600 $30 1,400
$20 Full Time $10 1,200
$0 1,000 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 Salaries & Benefits Total Expenses* FTE
* Excludes goodwill impairment charges in 2Q08 and 2Q09 11
Improving Core Operating Trends $ millions
$50 $48 $45 $45 $43 $42
$40 $39 $40 $38 $35
$35 $33 $31 $30 $30 $27 $25 $21 $20 $15 $10 $5
$0 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10
Pre-Tax Pre-Provision Core Operating Earnings 126

Higher LLR Levels Help Maintain Strong Balance Sheet

LLR / Loans %



0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50%
1.83% 1.10%
1.73% 1.22%
2.82% 1.48%
4.35% 2.13%
4.33% 2.20%
2006 2007 2008 2009 1Q10
CRBC
Peer Group Median



0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00%
4.66% 4.33% 4.24% 4.10% 3.55% 3.15% 2.42% 2.20% 1.93% 1.90% 1.80% 1.70% 1.66% 1.08%
TSFG CRBC ASBC STSA MI WBS CMA FULT BXS CBSH SUSQ TCB FMER VLY

Citizens has proven expertise in credit workout

Source: SNL Financial MRQ as of April 30, 2010

Significant Excess Capital Levels



0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10%
5.5% 9.3%
5.1% 8.7%
6.7% 9.6%
6.2% 9.2%
5.5% 8.5%
1Q09 2Q09 3Q09 4Q09 1Q10*
Tangible Common Equity
Leverage Ratio



6% 8% 10% 12% 14% 16%
12.2% 14.5%
12.2% 14.2%
11.8% 13.9%
12.8% 14.2%
12.5% 13.9%
12.1% 13.5%
4Q08 1Q09 2Q09 3Q09 4Q09 1Q10*
Tier 1 Ratio
Total Risk-Based Capital

- Will continue to evaluate ***non-dilutive*** capital enhancing opportunities
- We have enough capital to get us through the rest of this credit cycle and stay above the "well-capitalized" minimums

* Estimate

Strategy for 2010 & Beyond Continue to lend responsibly based on creditworthiness of the borrower and collateral strength Leverage strength as preferred SBA Lender Seek new clients Maintain proactive loss mitigation work-out processes Continued cost management Protect and manage liquidity and capital
- Return to profitability - Reinstate TARP and trust preferred dividends
15 Shareholder Questions

8